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                                                                    EXHIBIT 25.1
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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           ------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           ------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT
 ---
                             TO SECTION 305(b)(2)


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specfied in its charter)


A NATIONAL BANKING ASSOCIATION                               41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Adress of principal executive offices)                      (Zip code)

                           ------------------------

                               FERRELLGAS, L.P.
                            FERRELLGAS FINACE CORP.
              (Exact name of obligor as specfied in its charter)

DELAWARE                                                     43-1676206
DELAWARE                                                     43-1677595
(State or other jurisdiction of                              (I.R.S Employer
incorporation or organization)                               Identification No.)

ONE LIBERTY PLAZA
LIBERTY, MISSOURI                                            64068
(Adress of principal executive offices)                      (Zip code)

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                                % SENIOR NOTES
                                   DUE 2001
                      (Title of the indenture securities)


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Item 1.  General Information.  Furnish the following information as to the
         -------------------   trustee:


         (a) Name and address of each examining or supervising authority to which it is subject

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              The Board of Governors of the Federal Reserve System Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              The trustee is authorized to exercise corporate trust powers.


 Item 2. Affiliations with Obligor. If the obligor is an affiliate of the
         -------------------------
         trustee, describe each such affiliation.


          None with respect to the trustee.

No responses are included for Items 3-15 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 16.  List of Exhibits.     List below all exhibits filed as a part of this
          ----------------
                                Statement of Eligibility. Norwest Bank
                                incorporates by reference into this form T-1 the exhibits attached hereto.

           Exhibit 1.    a.     A copy of Articles of Association of the trustee
                                now in effect.*

           Exhibit 2.    a.     A copy of the certificate of authority of the
                                trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                                Northwestern National Bank of Minneapolis.*

                         b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of the Northwestern National Bank of Minneapolis and the Minnesota Loan and Trust Company of Minneapolis.*

                         c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                         d. A copy of the certificate of the Comptroller of the Currency dated May 1, 1983, authorizing Norwest Bank Minneapolis, National Association, to act as fiduciary.*
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Exhibit 3.      A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

Exhibit 4.      Copy of By-laws of the trustee as now in effect.*

Exhibit 5.      Not applicable.

Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.*

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

Exhibit 8. A copy of the certificate dated May 10, 1983 of name change from Northwestern National Bank Minneapolis to Norwest Bank Minneapolis, National Association.*

Exhibit 9. A copy of the certificate dated January 11, 1988, of name change from Norwest Bank Minneapolis, National Association to Norwest Bank Minnesota, National Association.*




* Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-66086.

** Incorporated by reference to the exhibit of the same number filed with the registration statement number 33-77032.

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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 23rd day of May 1994.




                                           NORWEST BANK MINNESOTA,
                                           NATIONAL ASSOCIATION


                                           _________________________
                                           Raymond S. Haverstock
                                           Assistant Vice President